                                                                    Exhibit 10.1


                            LIMITED CONSENT & WAIVER

                          Dated as of February 15, 2001


     Reference is made to (i) that certain Credit Agreement dated as of June 30, 1999, among TeleSpectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), BNP Paribas, as collateral agent (the "AGENT"), and Bank of America, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT") (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and (ii) that certain Amendment No. 7 & Limited Waiver to the Credit Agreement dated as of November 17, 2000, among the Borrower, the Lenders, the Agent and the Administrative Agent (as modified by that certain Consent Regarding Certain Obligations Under Amendment No. 7 & Limited Waiver To The Credit Agreement dated as of January 16, 2001, "AMENDMENT NO. 7"). Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the Credit Agreement and Amendment No. 7, as applicable.

                                    RECITALS

     WHEREAS, the Borrower has requested that, in order to allow sufficient time to restructure the Obligations of the Loan Parties to the Lenders under the Loan Documents, the Agent and the Lenders extend the Waiver Termination Date; and

     WHEREAS, the Agent and the Lenders have agreed, subject to and on the terms and conditions set forth in this Limited Consent & Waiver (this "CONSENT"), to give their limited consent as herein provided;

     NOW, THEREFORE, it is agreed as follows:

               1. Subject to the agreements, terms and conditions set forth herein, including, without limitation, the satisfaction of the conditions precedent set forth in Section 16 below, and in reliance on the representations and warranties of the Borrower herein contained, the Borrower, the Agent and the Lenders hereby agree that the Waiver Termination Date shall be the earlier of (i) the close of business on Friday, March 30, 2001, or (ii) the date of occurrence of a Waiver Period Default.

               2. Subject to the agreements, terms and conditions set forth herein, including, without limitation, the satisfaction of the conditions precedent set forth in Section 16 below, and in reliance on the representations and warranties of the Borrower herein contained, the Agent and the Required Lenders hereby waive any Default or Event of Default which may have occurred and be continuing pursuant to
          Section 6.01(k) of the Credit Agreement solely as a result of any Change of Control which may have occurred as a result of the Initial Directors of the Borrower ceasing for any reason to constitute a majority of the board of directors of the Borrower.

               3. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and its Subsidiaries hereby agree not to (i) make any Capital Expenditures during the Waiver Period, except as specifically provided in the Cash Flow Forecast, a copy of which is annexed hereto as Exhibit A, and
          (ii) incur any Obligations relating to Capital Expenditures, in each case without the written consent of the Agent and Required Lenders, which consent shall not be unreasonably withheld, and, whether or not such consent is granted, the Agent and the Required Lenders shall in any event respond to the Borrower's request within two (2) Business Days.

               4. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower, the Agent and the Lenders hereby agree that, solely during the Waiver Period, the reference to "February 15, 2001" contained in Section 2.04(a) of the Credit Agreement shall mean "March 30, 2001".

               5. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower, the Agent and the Required Lenders hereby agree that clause (a) of the definition of "Waiver Period Default" in Section 1 of the Seventh Amendment is hereby deleted in its entirety.

               6. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower hereby represents and warrants that it has received no written or oral proposals for either (a) the sale, in whole or in part, of its business, or (b) the refinancing of all or substantially all of its indebtedness (collectively, a "PROPOSAL"). The Borrower further covenants that it will provide to all Lenders who execute and deliver a counterpart to this Consent (i) copies of any written Proposal promptly after receipt by the Borrower, and (ii) a written summary of any oral Proposal promptly after receipt thereof. The Borrower further covenants that the Agent and each Lender shall have full and direct access to any investment banker and/or financial advisor working for or on behalf of the Borrower, including, without limitation, Birch Advisors, LLC ("BIRCH").

               7. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement or in Amendment No. 7, the Borrower hereby agrees to continue to accrue for payment to the Agent for the ratable account of the Lenders that waiver and amendment fee (the "WAIVER Fee") equal to 0.50% of all Advances outstanding as of November 17, 2000, for each 30 day period (or part thereof) during which the Seventh Amendment is in effect.

               8. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower hereby agrees that during the Waiver Period neither the Borrower nor any of its Subsidiaries shall prepay any Debt (other than Advances and Obligations of any Loan Party under the Loan Documents), or pay, repay or prepay any Obligations of the Borrower or any of its Subsidiaries in connection with the MDC Subordinated Debt, the MDC Subordinated Notes, the TARP Earnout, or any earn-outs or other similar payments, or any management fees or related expenses attributable to the Borrower or any of its Subsidiaries.

               9. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Agent and the Lenders reserve the right to, at any time during the Waiver Period, engage a management consultant. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by such management consultants, and such costs and expenses shall be a part of the Obligations.

               10. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower hereby agrees to deliver to the Agent and the Lenders (i) promptly upon receipt thereof, but in no event later than March 15, 2001, copies of any financial audit (or drafts thereof), which is in substantially final form, relating to the Borrower's business for the year 2000, and
          (ii) upon the completion and public disclosure of such audit, copies of any reports relating to the Borrower's earnings.

               11. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower hereby agrees to pay all fees relating to (i) O'Melveny & Myers LLP, as counsel to the Agent and the Lenders, and (ii) FTI/Policano & Manzo, as financial advisor to the Agent and the Lenders, within thirty (30) days of the date of such invoice.

               12. In consideration of the accommodations provided by the Agent and the Lenders in Sections 1 and 2 above and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower hereby represents, warrants and agrees that no fee shall be due or payable to Birch or any other financial advisor or consultant in connection with this Consent.

               13. On and after the Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement after giving effect to this Consent.

               14. Without limiting the generality of the provisions of Section
          8.01 of the Credit Agreement, the extensions, waivers and modifications set forth herein shall be limited precisely as written and relate solely to the aforementioned obligations of the Borrower pursuant to the Credit Agreement and Amendment No. 7 in the manner and to the extent described above, and nothing in this Consent shall be deemed to (a) constitute a waiver of compliance by the Borrower with respect to the Credit Agreement or Amendment No. 7 in any other instance, or any other term, provision or condition of the Credit Agreement, Amendment No. 7 or any other instrument or agreement referred to therein, or (b) prejudice any right or remedy that the Agent, the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, Amendment No. 7 or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, Amendment No. 7 and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

               15. In order to induce the Agent, the Administrative Agent and the Lenders to enter into this Consent, the Borrower, by its execution of a counterpart of this Consent, represents and warrants that after giving effect to this Consent (a) no Event of Default or Default exists under the Credit Agreement (other than those waived pursuant to Section 1(i) and (ii) of Amendment No. 7 and Section 2 hereof), (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) the Borrower has performed all agreements to be performed on its part as set forth in the Credit Agreement except as specifically modified hereby.

               16. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Consent shall become effective (the date of such effectiveness being the "EFFECTIVE DATE") upon the date that each of the following conditions shall have been satisfied:

          (a)(i) the Borrower and each Lender shall have executed and delivered counterparts of this Consent, (ii) each Guarantor shall each have executed and delivered counterparts of the Acknowledgement and Consent of Credit Support Parties annexed hereto, and (iii) the Borrower and the Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; and

          (b) the Borrower shall have paid all fees relating to (i) O'Melveny & Myers LLP, as counsel to the Agent and the Lenders, and (ii) FTI/Policano & Manzo, as financial advisor to the Agent and the Lenders, which are, as of February 15, 2001, outstanding for more than thirty (30) days; and

          (c) the Agent shall have received from the Borrower for the benefit of the Lenders, copies of all documentation relating to the TARP Earnout and the MDC Subordinated Debt, including executed copies of the MDC Subordinated Notes and the MDC Subordination Agreement; and

          (d) the Agent shall have received from the Borrower for the benefit of the Lenders, copies of all documentation relating to (i) the engagement of Birch Advisors, LLC by the Borrower or Peter Pierce, (ii) the engagement or retention of Peter Pierce, Chris Williams, Joe Nezi and Kurt Dinkelacker, and (iii) the engagement of any other financial advisors and/or consultants retained by the Borrower; and

          (e) the Borrower shall have (i) executed and delivered to the Agent, for the benefit of the Lenders, that certain Pledge Supplement dated as of February 15, 2001, substantially in the form of Exhibit B annexed hereto, pursuant to which the Borrower shall pledge to the Agent, for the benefit of the Lenders, (x) the Borrower's 72% ownership interest in eSatisfy (the "ESATISFY SHARES"), and (y) all indebtedness owed to the Borrower or any of its Subsidiaries by eSatisfy, and (ii) delivered to the Agent, for the benefit of the Lenders, (x) the eSatisfy Shares, together with appropriate stock powers duly executed in blank, and (y) all instruments evidencing any indebtedness owed to the Borrower or any Subsidiary by eSatisfy.

     THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                  [Remainder of page left blank intentionally.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first written above.



BORROWER:
                                        TELESPECTRUM WORLDWIDE, INC.


                                        By: /s/ KURT DINKELACKER
                                            ------------------------------------
                                            Name:   KURT DINKELACKER
                                            Title:  CHIEF FINANCIAL OFFICER

  AGENTS AND LENDERS:
                                        BNP PARIBAS,
                                        individually and as Agent


                                        By: /s/ AMY W. KIRSCHNER
                                            ------------------------------------
                                            Name:   AMY W. KIRSCHNER
                                            Title:  VICE PRESIDENT



                                        BANK OF AMERICA, N.A.,
                                        individually and as Administrative Agent


                                        By: /s/ MARLENE M. TUMA
                                            ------------------------------------
                                            Name:   MARLENE M. TUMA
                                            Title:  VICE PRESIDENT

                                        FLEET NATIONAL BANK (f/k/a
                                        BankBoston, N.A.).


                                        By: /s/ G. CHRISTOPHER MILLER
                                            ------------------------------------
                                            Name:   G. CHIRISTOPHER MILLER
                                            Title:  VICE PRESIDENT

                                      IBJ WHITEHALL BANK & TRUST
                                      COMPANY

                                      By: /s/ PATRICIA G. MCCORMACK
                                          --------------------------------------
                                          Name:  PATRICIA G. MCCORMACK
                                          Title: MANAGING DIRECTOR

                                       VAN KAMPEN PRIME RATE
                                       INCOME TRUST


                                      By: /s/ BRIAN T. BUSCHER
                                          --------------------------------------
                                          Name:  BRIAN T. BUSCHER
                                          Title: MANAGER-OPERATIONS & COMPLIANCE

                                      VAN KAMPEN SENIOR FLOATING RATE FUND


                                      By: /s/ BRIAN T. BUSCHER
                                          --------------------------------------
                                          Name:  BRIAN T. BUSCHER
                                          Title: MANAGER-OPERATIONS & COMPLIANCE

                                      VAN KAMPEN SENIOR INCOME TRUST


                                      By: /s/ BRIAN T. BUSCHER
                                          --------------------------------------
                                          Name:  BRIAN T. BUSCHER
                                          Title: MANAGER-OPERATIONS & COMPLIANCE

                                      WELLS FARGO BANK, N.A.


                                      By: /s/ RAZIA DAMJI
                                          --------------------------------------
                                          Name:  RAZIA DAMJI
                                          Title: VICE PRESIDENT

                                      FIRST SOURCE FINANCIAL, LLP
                                      By:  First Source Financial, Inc.,
                                      its agent/manager


                                      By: /s/ JEFF A. CERNY
                                          -------------------------------------
                                          Name:  JEFF A. CERNY
                                          Title: SENIOR VICE PRESIDENT

                                      KZH ING-1 LLC


                                      By: /s/ KIMBERLY ROWE
                                          -------------------------------------
                                          Name:  KIMBERLY ROWE
                                          Title: AUTHORIZED AGENT

                                        KZH ING-2 LLC


                                        By: /s/ KIMBERLY ROWE
                                            ------------------------------------
                                            Name:  KIMBERLY ROWE
                                            Title: AUTHORIZED AGENT

                                        KZH ING-3 LLC


                                        By: /s/ KIMBERLY ROWE
                                            ------------------------------------
                                            Name:  KIMBERLY ROWE
                                            Title: AUTHORIZED AGENT

                                        ARCHIMEDES FUNDING, L.L.C.
                                        By:  ING Capital Advisors LLC,
                                        as Collateral Manager


                                        By: /s/ AMY GRENIER
                                            ------------------------------------
                                            Name:  AMY GRENIER
                                            Title: VICE PRESIDENT

                                        ARCHIMEDES FUNDING II, LTD.
                                        By:  ING Capital Advisors LLC,
                                        as Collateral Manager


                                        By: /s/ AMY GRENIER
                                            ------------------------------------
                                            Name:  AMY GRENIER
                                            Title: VICE PRESIDENT

                                        FIRST DOMINION FUNDING III


                                        By: /s/ ANDREW MARSHAK
                                            ------------------------------------
                                            Name:  ANDREW MARSHAK
                                            Title: AUTHORIZED SIGNATORY